SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K
CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(D) OF THE SECURITIES EXCHANGE ACT OF 1934
DATE OF REPORT – December 14, 2012
(Date of earliest event reported)

HONEYWELL INTERNATIONAL INC.
(Exact name of Registrant as specified in its Charter)

DELAWARE	1-8974	22-2640650
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification Number)

101 COLUMBIA ROAD, P.O. BOX 4000, MORRISTOWN, NEW JERSEY	07962-2497
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (973) 455-2000

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers

On December 14, 2012, Grace Lieblein was elected to the Board of Directors of Honeywell International Inc. (“Honeywell”). Ms. Lieblein will serve on the Management Development and Compensation Committee and the Corporate Governance and Responsibility Committee of Honeywell’s Board of Directors.

A copy of the press release issued by Honeywell regarding the election of Ms. Lieblein to its Board of Directors is attached hereto as Exhibit 99.1 to this Report on Form 8-K.

Item 5.03	Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year

On December 14, 2012, the Board of Directors of Honeywell approved an amendment to Article III, Section 6 of Honeywell’s By-laws to allow the Chair of the Corporate Governance and Responsibility Committee of Honeywell’s Board of Directors to call special meetings of the Board of Directors.

The By-laws, as amended, are attached hereto as Exhibit 3(ii) to this Report on Form 8-K.

Item 9.01	Financial Statements and Exhibits

(d) Exhibits

Exhibit 3(ii)	Honeywell’s By-laws, as amended December 14, 2012

Exhibit 99.1	Press Release of Honeywell International Inc. dated December 14, 2012

SIGNATURE

          Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: December 14, 2012	Honeywell International Inc.

	By:	/s/ Jeffrey N. Neuman

Jeffrey N. Neuman
Vice President, Corporate Secretary and
Deputy General Counsel